TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, as previously supplemented

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Effective immediately, the following information replaces in its entirety the last bullet point under the section entitled “Choosing a Share Class - Waivers and/or Reductions of Charges - Waiver of Class A and Class T Initial Sales Charges” in the Prospectus:

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Certain financial intermediaries who have entered into an agreement with Transamerica Capital, Inc. to offer shares to self-directed investment brokerage accounts or on self-directed platforms that may or may not charge a transaction fee to their customers.

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Effective immediately, the following information replaces in its entirety the first paragraph of the “Converting Shares” sub-section of the Prospectus under the heading “Shareholder Information - Exchanging Shares”:

If you hold Class A, Class B, Class C, Class T or Class I2 shares and are eligible for purchase of Class I shares as described under the Minimum Investment section, you may be eligible to convert your Class A, Class B, Class C, Class T or Class I2 shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class R6 shares, you may be eligible to convert Class I shares to Class R6 shares of the same fund, subject to certain conditions. If you hold Class I shares and are eligible to purchase Class I2 shares, you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to certain conditions. If you hold Class A shares and are eligible to purchase Advisor Class shares, you may be eligible to convert Class A shares to Advisor Class shares, subject to certain conditions. Class I2 shares and Advisor Class shares are not offered in this prospectus. Please contact your financial adviser or Customer Service for conversion requirements and instructions.

Investors Should Retain this Supplement for Future Reference

December 16, 2016